SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 2, 2004

                           Ciphergen Biosystems, Inc.
             (Exact name of Registrant as specified in its charter)

            Delaware                    000-31617              33-059-5156
(State or other jurisdiction of      [Commission File       (I.R.S. Employer
 incorporation or organization)         Number]           Identification Number)

                              6611 Dumbarton Circle
                                Fremont, CA 94555
                    (Address of principal executive offices)

                                 (510) 505-2100
              (Registrant's telephone number, including area code)


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      The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 - Regulation FD Disclosure and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Ciphergen Biosystems, Inc. under the Securities Act of 1933, as amended.

Item 9. Regulation FD Disclosure

      A copy of the press release issued January 2, 2004 by the Registrant announcing a preliminary forecast for Fourth Quarter 2003 earnings is furnished under Item 9 of this Current Report on Form 8-K as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Ciphergen Biosystems, Inc.
                                           (Registrant)

Date: January 2, 2004                      By:  /s/ William Rich
                                           -------------------------------------
                                           William E. Rich
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
 Number                                  Description
-------           --------------------------------------------------------------
  99.1            Press Release issued by Ciphergen Biosystems, Inc. on January
                  2, 2004